UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2014

PGT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52059                                                      20-0634715
 (Commission File Number)             (IRS Employer Identification No.)

1070 Technology Drive, North Venice, Florida 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02.  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of PGT, Inc. (“PGT”) held on May 7, 2014, PGT’s stockholders, upon the recommendation of the Board of Directors of PGT (the “Board”), approved the PGT, Inc. 2014 Omnibus Equity Incentive Plan (the “2014 Plan”) which, among other things, provides for the grant of options, share appreciation rights, restricted shares, restricted share units, share bonuses, other share-based awards and cash awards to our officers, employees, non-employee directors, independent contractors and consultants.

Additional information regarding the 2014 Plan is included in PGT’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2014, in the section entitled “Description of 2014 Equity Incentive Plan.” The summary of the 2014 Plan contained herein and in the proxy statement is qualified by and subject to the full text of the 2014 Plan, which is filed as Appendix A to the proxy statement and incorporated herein by reference.

Because awards to be granted in the future under the 2014 Equity Incentive Plan are at the discretion of the plan administrator, it is not possible to determine at this time the exact benefits or amounts to be received under the 2014 Equity Incentive Plan by our officers.

ITEM 5.07.  Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at PGT’s Annual Meeting of Stockholders held on May 7, 2014, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

Each of the two directors recommended by the Board for re-election was elected by the following votes to serve until PGT’s 2017 Annual Meeting of Stockholders and until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Director Name:	Votes For	Votes Withheld	Broker Non-Votes
Brett N. Milgrim	30,667,094	3,854,376	7,976,178
Richard D. Feintuch	34,241,881	279,589	7,976,178

PGT’s stockholders ratified the selection of KPMG LLP as PGT’s independent auditors for PGT’s 2014 fiscal year. The tabulation of votes on this matter was as follows: 42,301,659 votes for; 48,896 votes against; and 147,093 abstentions. There were 0 broker non-votes on this matter.

As discussed under Item 5.02, above, PGT’s stockholders approved the 2014 Plan. The tabulation of votes on this matter was as follows: 32,662,998 votes for; 1,699,897 votes against; and 158,575 abstentions. There were 7,976,178 broker non-votes on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, INC.

        By:  /s/ Mario Ferrucci III
                    Name:  Mario Ferrucci III
                Title:    Vice President, General Counsel, and
              Secretary

    Dated:  May 9, 2014